                                                                       Exhibit A
                                                                       ---------

      Directors and Executive Officers of T-Mobile International AG & Co KG

     The following tables I and II set forth the names and business addresses with respect to T-Mobile International's Board of Management and Supervisory Board. Unless otherwise noted, each member of the Supervisory Board and Board of Management is principally employed by T-Mobile International.

I.   Board of Management

     Rene Obermann
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Hamid Akhavan
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany
     Mr. Akhavan is a citizen of the United States of America

     Nikesh Arora
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany
     Mr. Arora is a citizen of the United States of America

     Robert P. Dotson
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany
     Mr. Dotson is a citizen of the United States of America

     Michael Gunther
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Lothar A. Harings
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Timotheus Hottges
     c/o T-Mobile International AG & Co KG

     Landgrabenweg 151
     D-53227  Bonn, Germany

     Thomas G. Winkler
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53227 Bonn, Germany
     Mr. Winkler is a citizen of Austria

II.  Supervisory Board

     Kai-Uwe Ricke
     Chairman of Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Ado Wilhelm
     T-Mobile Deutschland GmbH
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53175 Bonn, Germany

     Anke Bardenhagen
     T-Mobile Deutschland GmbH
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53175 Bonn, Germany

     Igor Pissarewsky
     T-Mobile Deutschland GmbH
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53175 Bonn, Germany

     Rolf Pohl
     T-Mobile Deutschland GmbH
     c/o T-Mobile International AG & Co KG
     Landgrabenweg 151
     D-53175 Bonn, Germany

     Klaus Trenkel
     T-Mobile Deutschland GmbH
     Roddestrasse 12
     D-48153 Munster, Germany

     Erwin Recktenwald T-Mobile Deutschland GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Josef Brauner
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. Karl-Gerhard Eick
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. Heinz Klinkhammer
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Joachim Preisig
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. Eberhardt Rolle
     Ministry of Finance
     BMF Husarenstrasse 32
     D-53117 Bonn, Germany


             Directors and Executive Officers of Deutsche Telekom AG

     The following tables I and II set forth the names and business addresses with respect to DTAG's Board of Management and Supervisory Board. Unless otherwise noted, each member of the Supervisory Board and Board of Management is principally employed by DTAG.


I.   Board of Management

     Kai-Uwe Ricke
     Chairman
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Josef Brauner
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. Karl-Gerhard Eick
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. Heinz Klinkhammer
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Thomas Holtrop
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Rene Obermann
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Konrad F. Reiss
     Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

II.  Supervisory Board

     Dr. Klaus Zumwinkel
     Chairman
     Chairman of the Board of Management of Deutsche Post AG
     Platz der Deutschen Post 1
     D-53113 Bonn, Germany

     Franz Treml
     Ver.di Trade Union, Head of Federal Department 9, ver.di, Berlin Vice Chairman of the Supervisory Board of Deutsche Telekom AG Potsdamer Platz 10
     10785 Berlin, Germany

     Monika Brandl
     Member of Central Works Council at Deutsche Telekom AG
     c/o Deustche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Josef Falbisoner

     Chairman of the Bavarian District of the Union ver.di
     Schwanthaler Strasse 64
     D-80336 Munchen, Germany

     Dr. Hubertus von Grunberg
     Serves as member on several Supervisory Boards
     Vahrenwalder Strasse 9
     D-30165 Hannover, Germany

     Lothar Holzwarth
     Chairman of the Works Council of Deutsche Telekom AG, branch office South-Western, Stuttgart
     Nauheimer Strasse 98
     D-70372 Stuttgart, Germany

     Dr. sc. techn. Dieter Hundt
     Managing Shareholder of Allgaier Werke GmbH and
     President of the National Union of German Employers Associations Umler Strasse 75
     D-73066 Uhingen, Germany

     Waltraud Litzenberger
     Member of the Works Council of Deutsche Telekom AG, Eschborn branch office Bruckes 2-8
     D-55545 Bad Kreuznach, Germany

     Michael Loffler
     Member of the Works Council of Deutsche Telekom AG, Dresden branch office Querstrasse 1-3
     D-04103 Leipzig, Germany

     Dr. Manfred Overhaus
     State Secretary in the Federal Ministry of Finance
     Wilhelmstrasse 97
     D-10117 Berlin, Germany

     Hans W. Reich
     Speaker of the Management Board, Kreditanstalt fur Wiederaufbau (KfW) Palmengartenstrasse 5-9
     D-60325 Frankfurt, Germany

     Wolfgang Schmitt
     Head of Deutsche Telekom AG's Regional Directorate, South-Western District, Stuttgart
     Deckerstrasse 41
     D-70372 Stuttgart, Germany

     Dr. jur. Hans-Jurgen Schinzler
     Chairman of the Board of Management of Munchner Ruckversicherung Koniginstrasse 107
     80802 Munchen, Germany

     Dr. Klaus G. Schlede
     Chairman of the Supervisory Board of Deutsche Lufthansa
     Von-Gablenz-Strasse 2-6
     50679 Koln, Germany

     Michael Sommer
     President of the Trade Union Council Germany
     Bundesverwaltung Berlin
     Henriette-Herz-Platz 2
     D-10178 Berlin, Germany

     Ursula Steinke
     Chairwoman of the Works Council at DeTeCSM
     Northern District Service and Computer Center
     Bunsenstrasse 29
     D-24145 Kiel, Germany

     Prof. Dr. h.c. Dieter Stolte
     Editor in Chief of "WELT" and "Berliner Morgenpost"
     Axel-Springer-Verlag
     Axel-Springer-Strasse 65
     D-10888 Berlin, Germany

     Bernhard Walter
     Dresdner Bank AG
     Jurgen Ponto-Platz 1
     D-60301 Frankfurt, Germany

     Wilhelm Wegner
     Chairman of the Central Works Council at Deutsche Telekom AG
     c/o Deutsche Telekom AG
     Friedrich-Ebert-Allee 140
     D-53113 Bonn, Germany

     Dr. ing. Wendelin Wiedeking
     Chairman of the Board of Porsche AG
     Porscheplatz 1
     70435 Stuttgart-Zuffenhausen, Germany

       Directors and Executive Officers of T-Mobile Worldwide Holding GmbH

     The following table sets forth the names and business addresses with respect to Subsidiary's Board of Management. Unless otherwise noted, each member of the Board of Management is principally employed by T-Mobile International.

     Michael Gunther
     c/o T-Mobile Worldwide Holding GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Dr. Uli Kuhbacher
     c/o T-Mobile Worldwide Holding GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Frank Stoffer
     c/o T-Mobile Worldwide Holding GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Jurgen Czapran
     c/o T-Mobile Worldwide Holding GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany

     Wolfgang Kniese
     c/o T-Mobile Worldwide Holding GmbH
     Landgrabenweg 151
     D-53227 Bonn, Germany